                                                                       EXHIBIT 1




                                                  February 10, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549




Dear Sir:

         We have read and agree with the comments in Item 4(a) of Form 8-K of Worlds Inc. dated January 31, 1998.

                                                Very truly yours,


                                                /s/ Lipner, Gordon & Co. LLP

                                                Lipner, Gordon & Co. LLP